Exhibit 10.2

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of [●], 2018, by and among SEELOS THERAPEUTICS, INC., a Delaware corporation (“Seelos”), Apricus Biosciences, Inc., a Nevada corporation (“Apricus”), [●], [a/an] [●], as the representative of the investors (the “Investors’ Representative”)1 listed on EXHIBIT A hereto (each, an “Investor” and collectively, the “Investors”), and WILMINGTON TRUST N.A., a national banking association (the “Escrow Agent”). The Company (as defined below) and the Investors’ Representative are each sometimes referred to herein individually as “Party” and collectively as the “Parties.” Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Securities Purchase Agreement (as defined below) for reference between the Parties. All capitalized terms with respect to the duties and obligations of the Escrow Agent shall be defined herein.
RECITALS
WHEREAS, Seelos, Apricus, the Investors and certain other investors have entered into a Securities Purchase Agreement, dated as of October 16, 2018 (as amended or restated from time to time, the “Securities Purchase Agreement”), pursuant to which, among other things, the Investors acquired shares of Seelos Common Stock;
WHEREAS, on July 30, 2018, Seelos, Apricus and Arch Merger Sub, Inc. (“Merger Sub”) entered into that certain Agreement and Plan of Merger and Reorganization pursuant to which, among other things, Seelos will be merged with and into Merger Sub (the “Merger”), with Seelos surviving the Merger as a wholly-owned subsidiary of Apricus;
WHEREAS, pursuant to the Merger, the outstanding shares of Seelos Common Stock will be converted into shares of common stock, $0.001 par value per share, of Apricus (“Apricus Common Stock”); and
WHEREAS, the Securities Purchase Agreement contemplates the execution and delivery of this Agreement and the deposit by Seelos with the Escrow Agent of [●] shares of Seelos Common Stock (the “Escrow Shares,” and together with any Additional Property (as defined in Section 2(f)) and interest from time to time earned thereon or reduced by any subsequent disbursements, amounts withdrawn or losses on investments, the “Escrow Fund”).
NOW, THEREFORE, in consideration of the respective covenants, agreements and representations and warranties set forth herein, the Parties and the Escrow Agent, intending to be legally bound, hereby agree as follows:
1.Certain Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

_____________________________________________________
1 Each group of affiliates investors should have its own escrow agreement.

Exhibit 10.2

“Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controls,” “controlled by,” or “under common control with” means the possession, direct or indirect, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).
“Business Day” means a weekday on which banks are open for general banking business in New York, New York.
“Company” means, prior to completion of the Merger, Seelos and, following completion of the Merger, Apricus.
“Governmental Body” means any domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body).
“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity, trust, Governmental Body or other organization.
“Representatives” means, with respect to a Person, the officers, directors, employees, agents, attorneys, accountants, advisors and representatives of such Person.
“Seelos Common Stock” means the common stock, par value $0.00001 per share, of Seelos.
“Transfer Agent” means Equiniti Shareholder Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4101.
2.    Establishment of Escrow Fund.
(a)    Deposit of Escrow Shares. Simultaneously with the execution hereof, in accordance with the terms of the Securities Purchase Agreement, the Company shall deposit with the Escrow Agent for the benefit of the Investors the Escrow Shares in the name of the Escrow Agent fbo Seelos Therapeutics, Inc. and Investor’s Escrow Fund. Within one (1) Business Day of deposit, the Escrow Agent shall acknowledge receipt of the Escrow Shares.

Exhibit 10.2

(b)    Escrow Fund. The Escrow Fund shall be held and released by the Escrow Agent in accordance with the terms of this Agreement. Subject to Section 2(d), as between the Company and the Investors’ Representative, the Company and the Investors’ Representative hereby agree that in the event of any conflict between this Agreement and the Securities Purchase Agreement, the terms of the Securities Purchase Agreement shall control.
(c)    Investments.
(i)    The Escrow Agent shall invest any cash in the Escrow Fund, including any and all interest and investment income, in accordance with the joint written instructions provided to the Escrow Agent and signed by the Company and the Investors’ Representative. In the absence of joint written investment instructions from the Company and the Investors’ Representative, the Escrow Agent shall not invest any cash in the Escrow Fund, including any and all interest and investment income. Any investment earnings and income on the Escrow Shares shall become part of the Escrow Fund, and shall be disbursed in accordance with Section 4 or Section 6.
(ii)    The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Agreement. The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Agreement. The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its Affiliates, whether it or any such Affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account. The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations or advice.
(d)    Appointment of the Escrow Agent. The Company and the Investors’ Representative (acting on behalf of the Investors) hereby appoint and designate the Escrow Agent to serve as escrow agent to receive, hold, invest and disburse the Escrow Fund for the benefit of the Investors in accordance with the terms of this Agreement. The Escrow Agent hereby agrees to act as escrow agent and to accept delivery of, and hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof. The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including, but not limited to, any fiduciary duty, shall be implied. The Escrow Agent shall have no interest in the Escrow Shares other than the possession or control of the Escrow Shares. The Escrow Agent has no knowledge of, nor any requirement to comply with, the terms and conditions of any other agreement (including the Securities Purchase Agreement) between the Parties, nor shall the Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement between the Parties, the terms and conditions of this Agreement shall control the actions of the Escrow Agent. The Escrow Agent shall have no duty to solicit any payments which may be due to it or the Escrow Fund, including, without limitation, the Escrow Shares, nor shall the Escrow Agent have any duty or obligation (but, for the avoidance of doubt, subject to the final sentence of Section 2(a), and Section 2(h) hereof) to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder.

Exhibit 10.2

(e)    Transferability. The interests of the Investors in the Escrow Fund shall not be assignable or transferable, other than by operation of law (in which case, the portion of the Escrow Fund so assigned or transferred shall continue to be bound by the terms of this Agreement). No assignment or transfer of any of such interests by operation of law shall be recognized or given effect until the Company, the Escrow Agent and the Investors’ Representative shall have received written notice of such assignment or transfer and such assignment or transfer shall also be subject to the consent of the Escrow Agent after conducting an identity verification review and other procedures required by the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”).
(f)    Distribution or Capital Transaction. Any securities comprising the Escrow Fund, including any cash or securities distributable or issuable in respect of or in exchange for any Escrow Shares (any such distribution shall be referred to herein as “Additional Property”) as a result of a stock split, stock dividend, cash dividend, recapitalization, merger, asset purchase, sale of assets or similar transaction shall not be distributed to the Investors, but rather shall be distributed to and held by the Escrow Agent as part of the Escrow Fund and any such Additional Property shall become part of the Escrow Fund for purposes of this Agreement. For avoidance of doubt, upon the conversion of Escrow Shares into shares of Apricus Common Stock in accordance with the Merger, such shares of Apricus Common Stock shall be distributed to and held by the Escrow Agent as part of the Escrow Fund. At any time any Escrow Shares are required to be released from the Escrow Fund to the Investors pursuant to this Agreement, any Additional Property previously received by the Escrow Agent in respect of or in exchange for such Escrow Shares shall be released from the Escrow Fund as directed by the Investors’ Representative, using the delivery instructions in Section 13(b).
(g)    Escrow Account. The Escrow Agent has established at the request of the Company an escrow account with escrow account number [●], in the name of the Investors’ Representative. The Escrow Fund shall not be pledged as collateral or security by any Party or any of his, her or its Affiliates. The Escrow Agent shall hold and safeguard the Escrow Fund until all amounts and property held therein have been released pursuant to Section 6. In the event that a legal garnishment, attachment, levy restraining notice or court order is served with respect to any of the Escrow Fund, or the delivery of the Escrow Fund shall be stayed or enjoined by an order of a court, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and the Escrow Agent shall on a best efforts basis notify the Parties in writing when any such order is received by the Escrow Agent. In the event the Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties or to any other person by reason of such compliance notwithstanding if such order is subsequently reversed, modified, annulled, set aside or vacated.
(a)    Monthly Accounting. The Escrow Agent shall furnish the Company and the Investors’ Representative with a monthly statement of the activity of, and balance with respect to, the Escrow Fund, within 30 days after the end of such monthly.
(b)    Voting of Escrow Shares. The Company shall be entitled to exercise all voting rights with respect to such Escrow Shares.

Exhibit 10.2

(c)    Fractional Shares. No fractional Escrow Shares shall be retained in or released from the Escrow Fund pursuant to this Agreement. In connection with any release of Escrow Shares from the Escrow Fund, the Company and the Investors’ Representative shall mutually agree upon appropriate rounding procedures in order to avoid retaining in or releasing from the Escrow Fund any fractional shares, and shall provide the Escrow Agent with written instructions regarding release amounts.
3.    Disbursement of Escrow Shares. The Escrow Agent is not the stock transfer agent for the Escrow Shares. Accordingly, whenever a distribution of a number of shares is to be made, the Escrow Agent must requisition the appropriate number of shares from the Transfer Agent, delivering to it written instructions in substantially the form of EXHIBIT D hereto along with the appropriate stock certificate(s) and stock power (if applicable). For purposes of this Agreement, the Escrow Agent shall be deemed to have delivered Escrow Shares to the Person entitled to them when the Escrow Agent has delivered such certificates to the Transfer Agent with instructions to deliver: (a) a certificate representing the appropriate number of shares to the appropriate Person, and (b) a certificate representing the residual shares comprising the remaining Escrow Shares to be returned to the Escrow Agent. Following the Escrow Agent’s delivery of such certificates to the Transfer Agent, any Person entitled to Escrow Shares shall consult directly with the Transfer Agent regarding any delay or problem with delivery of any Escrow Shares to such Person. Distributions of Escrow Shares shall be made to the holders of Escrow Shares using the delivery instructions in Section 13(b).
4.    Administration of Escrow Fund. Except as otherwise provided herein, the Escrow Agent shall administer the Escrow Fund as follows: Upon joint written notice signed by the Company and the Investors’ Representative, the Escrow Agent shall, within five (5) Business Days after the receipt of such notice, deliver to the Transfer Agent for delivery to the Investors or the Company, using the delivery instructions set forth in the written notice, an amount of Escrow Shares from the Escrow Fund as directed in the written notice. The Escrow Agent will receive joint written direction as to all share amounts to be disbursed and will not be responsible for any calculations.
5.    Form of Notices and Instructions.
(a)    Any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Escrow Fund, must be in writing or set forth in a Portable Document Format (“PDF”), executed by the appropriate Party as evidenced by the signatures of the persons or person signing this Agreement or one of their designated persons as set forth in EXHIBIT B-1 hereto or EXHIBIT B-2 hereto (each an “Authorized Representative”), and delivered to the Escrow Agent only by confirmed facsimile or attached to an email and only to the fax number or email address set forth in Section 13(b). The Escrow Agent shall not be liable to any Party or other Person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Fund if not delivered to the fax number or email address set forth in Section 13(b).

Exhibit 10.2

(b)    All re-registrations of Escrow Shares must be delivered by the Escrow Agent to the Transfer Agent with detailed instructions. Currently, the Company acts as its own transfer agent. The Company will notify the Escrow Agent if the Transfer Agent changes during the term of this Agreement.
(c)    The Parties acknowledge that there are certain security, corruption, transmission error and access availability risks associated with using open networks such as the Internet and the Parties hereby expressly assume such risks.
(d)    The Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and the Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request.
6.    Release of Escrow Fund. Except as otherwise provided herein, but in any event subject to Section 3, within five (5) Business Days following [●], 20232, the Escrow Agent shall distribute to the Company the Escrow Shares held in the Escrow Fund, including any Additional Property and any interest earned thereon, not otherwise distributed to the Company or the Investors pursuant to Section 4.
7.    Covenant of the Escrow Agent. The Escrow Agent hereby agrees and covenants with the Parties that it will perform all of its obligations under this Agreement and will not deliver custody or possession of any of the Escrow Fund to anyone except pursuant to the express terms of this Agreement.
8.    Fees and Expenses of the Escrow Agent. The Escrow Agent shall be entitled to receive from time to time fees in accordance with EXHIBIT C hereto. In accordance with EXHIBIT C hereto, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement. All such fees and expenses shall be borne by the Company.
9.    Limitation of the Escrow Agent’s Liability.
(a)    The Company and the Investors’ Representative (solely in its representative capacity on behalf of the Investors) agree jointly and severally to indemnify, defend, hold harmless, pay or reimburse the Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Escrow Agent Indemnitees”) from and against any and all losses and any other expenses, fees or charges of any character or nature, including, without limitation, attorney’s fees and expenses, which any Escrow Agent Indemnitee may incur or with which it may be threatened by reason of acting as or on behalf of Escrow Agent under this Agreement or arising

_____________________________________________________
2 NTD: To be the date 5 years from the closing date.

Exhibit 10.2

out of or in connection with (i) the Escrow Agent’s performance of this Agreement, except to the extent that such losses are determined by a court of competent jurisdiction through a final order to have been caused by the gross negligence or willful misconduct of such Escrow Agent Indemnitee; and (ii) the Escrow Agent having followed any joint instructions or directions from the Investors’ Representative and the Company received in accordance with this Agreement. The Company and the Investors’ Representative hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, fees, expenses and amounts due to the Escrow Agent or an Escrow Agent Indemnitee. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Escrow Fund for its own account or for the account of an Escrow Agent Indemnitee any amounts due to the Escrow Agent or to an Escrow Agent Indemnitee under Section 8 or this Section 9. The obligations set forth in this Section 9 shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Agreement.
(b)    The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that the Escrow Agent’s gross negligence or willful misconduct are determined by a court of competent jurisdiction through a final order to have been the cause of any direct loss to either Party. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through its agents, authorized Representatives, attorneys, custodians and/or nominees. In the event the Escrow Agent shall be uncertain, or believes there is some ambiguity, as to its duties or rights hereunder, or receives instructions, claims or demands from any Party which, in the Escrow Agent’s judgment, conflict with the provisions of this Agreement, or if the Escrow Agent receives conflicting instructions from the Parties, the Escrow Agent shall be entitled either to (i) refrain from taking any action until it shall be given either (A) a joint written direction executed by authorized Representatives of the Parties which eliminates such conflict, or (B) a court order issued by a court of competent jurisdiction (it being understood that the Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final) or by a final court order, or (ii) file an action in interpleader. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
10.    Termination. The terms of this Agreement shall terminate upon the release by the Escrow Agent of the entire Escrow Fund in accordance with this Agreement. Notwithstanding the foregoing, in no event shall this Agreement cease to remain in full force and effect until such time as all assets deposited hereunder have been distributed by the Escrow Agent per the terms of this Agreement.
11.    Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the Parties upon 30 days’ prior written notice to the Parties. In addition, the Escrow Agent may be removed at any time, with or without cause, upon 30 days’ prior written notice delivered to the Escrow Agent and executed by both the Company and the Investors’ Representative. Such resignation or removal shall take effect not less than 30 days after notice is given to all Parties and the Escrow Agent. In such event, the Company may appoint, with the consent of the Investors’ Representative, which consent shall

Exhibit 10.2

not be unreasonably withheld, conditioned or delayed, a successor Escrow Agent, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000 (unless otherwise agreed by the Parties in writing), that will be an unrelated third party with respect to each of the Company and the Investors’ Representative. If the Company fails to appoint a successor Escrow Agent within 15 days after receiving the Escrow Agent’s written resignation, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or appoint a successor Escrow Agent of its own choice. Any appointment of a successor Escrow Agent shall be binding upon the Company, each of the Investors and the Investors’ Representative, and no appointed successor Escrow Agent shall be deemed to be an agent of the Escrow Agent. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment on the terms and conditions contained in this Agreement, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as the Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from the Company and the Investors’ Representative as to the transfer of the Escrow Fund to a successor Escrow Agent, at which time the Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Agreement without further act.
12.    Investors’ Representative.
(a)    Appointment. As between the Parties, each Investor has approved the escrow terms set forth in the Securities Purchase Agreement and the appointment of the Investors’ Representative to give and receive notices and communications, to authorize delivery to the Company of Escrow Shares or Additional Property or to object to such deliveries, and to take all actions necessary or appropriate in the reasonable judgment of the Investors’ Representative for the accomplishment of the foregoing.
(b)    Successor Investors’ Representative. If the Investors’ Representative or any successors thereto shall be dissolved or otherwise be unable to fulfill such Investors’ Representative’s responsibilities as the agent of the Investors, then the Investors’ Representative (or, if the Investors Representative shall have been dissolved, then [●]) shall, within 10 calendar days after such event, appoint a successor representative reasonably satisfactory to the Company, subject to such successor representative’s compliance with Patriot Act requirements and the consent of the Escrow Agent. Unless and until the Company and the Escrow Agent shall have received written notice of the appointment of a successor Investors’ Representative, the Company and the Escrow Agent shall be entitled to rely on, and shall be fully protected in relying on, the power and authority of the Investors’ Representative to act on behalf of the Investors.
13.    Miscellaneous.
(a)    Waiver and Amendment. Any agreement on the part of a Party or the Escrow Agent to any extension or waiver of any provision hereof shall be valid only if set forth in an instrument in writing signed on behalf of such Party and the Escrow Agent. A waiver by a Party or the Escrow Agent of the performance of any covenant, agreement, obligation, condition, representation or

Exhibit 10.2

warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any Party or the Escrow Agent of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time. This Agreement may not be amended, modified, altered or supplemented except by written agreement of the Parties and the Escrow Agent.
(b)    Notices. All notices, requests, claims, demands, consents, waivers and other communications required or permitted by this Agreement shall be in writing, and all instructions to the Escrow Agent shall be executed by an Authorized Representative of the Parties, and shall be deemed given to a Party when (a) delivered to the appropriate address by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission in each case to the following addresses, or facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, or person as a Party may designate by notice to the other Parties); or (c) sent by a PDF attached to an email to the email address set forth in this Section 13(b):
if to the Company:
Seelos Therapeutics, Inc.
209 Lukes Wood Road
New Canaan, CT 06840
Attention: Dr. Raj Mehra
Telephone: (646) 998-6475
Email:

with a mandatory copy to (which copy shall not constitute notice):

Paul Hastings LLP
1117 S. California Avenue
Palo Alto, California 94304
Attention: Jeffrey T. Hartlin, Esq.
Fax no.: 650-320-1904
Email: jeffhartlin@paulhastings.com

If to the Investors’ Representative:

[●]

Exhibit 10.2

with a mandatory copy to (which copy shall not constitute notice):
[●]

If to the Escrow Agent:

Wilmington Trust N.A.
650 Town Center Drive, Suite 800
Costa Mesa, CA 92626
Attention: Jane Snyder
Telephone: (714) 384-4162Email: jmsnyder@wilmingtontrust.com

Notwithstanding anything to the contrary in this Agreement, any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Escrow Fund, must be in writing executed by the appropriate Party or Parties and delivered to the Escrow Agent only by confirmed facsimile or as a PDF attached to an email and only to the fax number or email address set forth above. No instruction for or related to the transfer or distribution of the Escrow Fund shall be deemed delivered and effective unless the Escrow Agent actually shall have received it on a Business Day by facsimile or as a PDF attached to an email to the fax number or email address set forth above and as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number or email address and the Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder. The Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Fund if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent. The Parties each acknowledge that the Escrow Agent is authorized to use the following funds transfer instructions to disburse any release of Escrow Shares, without a verifying call-back as set forth below; provided, however, that Escrow Shares shall be deemed delivered when delivered to the Transfer Agent as provided in Section 3.
The Company – Escrow Shares Delivery Instructions:

As directed by the Company in connection with any such delivery.

Investors – Escrow Shares Delivery Instructions:

As directed by the Investors’ Representative in connection with any such delivery.

Security Procedure for Funds Transfer. Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent authorized signers’ forms in the form of EXHIBIT B-1 hereto and EXHIBIT B-2 hereto. The Escrow Agent shall confirm each funds transfer instruction received in the name of Parties by confirming with an authorized individual as evidenced in EXHIBIT B-1 hereto and EXHIBIT B-2 hereto. Once delivered to the Escrow Agent,

Exhibit 10.2

EXHIBIT B-1 hereto or EXHIBIT B-2 hereto may be revised or rescinded only in writing signed by an authorized representative of the Party. Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford the Escrow Agent a reasonable opportunity to act on it. If a revised EXHIBIT B-1 hereto or EXHIBIT B-2 hereto or a rescission of an existing EXHIBIT B-1 hereto or EXHIBIT B-2 hereto is delivered to the Escrow Agent by an entity that is a successor-in-interest to either party, such document shall be accompanied by additional documentation satisfactory to the Escrow Agent showing that such entity has succeeded to the rights and responsibilities of the Parties. The Parties understand that the Escrow Agent’s inability to receive or confirm funds transfer instructions may result in a delay in accomplishing such funds transfer, and agree that the Escrow Agent shall not be liable for any loss caused by any such delay.

The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to the Escrow Agent shall comply with applicable laws and regulations.
(c)    Construction. All section and exhibit references herein are to this Agreement unless otherwise specified. All schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated into this Agreement and are made a part hereof as if set out in full herein. Unless the context of this Agreement clearly requires otherwise: (i) the singular number includes the plural number and vice versa; (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (iii) reference to any gender includes each other gender; (iv) reference to any agreement, document or instrument means such agreement, document or instrument, as well as all addenda, exhibits, schedules or amendments thereto, in each case as amended, modified or restated and in effect from time to time in accordance with the terms thereof; (v) reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (vi) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof; and (vii) “including” means including without limiting the generality of any description preceding such term. This Agreement was negotiated by the Parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party and the Escrow Agent shall not apply to any construction or interpretation hereof. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement. All references to “$” contained herein shall refer to United States Dollars unless otherwise stated.
(d)    Counterparts. This Agreement, and any joint instructions from the Parties, may be executed in several counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be

Exhibit 10.2

binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.
(e)    Entire Agreement. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement between the Parties and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof. This Agreement constitutes the entire agreement between the Parties, on the one hand, and the Escrow Agent, on the other hand, and supersedes all other prior agreements and understandings, both written and oral, between the Parties, on the one hand, and the Escrow Agent, on the other hand, with respect to the subject matter hereof.
(f)    No Third-Party Beneficiaries. Except as expressly provided herein, neither this Agreement nor any document delivered in connection with this Agreement, confers upon any Person who is not a party to this Agreement any rights or remedies hereunder.
(g)    Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
(h)    Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR

Exhibit 10.2

ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(i)    Waiver of Immunity. To the extent that in any jurisdiction any party to this Agreement may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such party to this Agreement shall not claim, and hereby irrevocably waives, such immunity.
(j)    Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).
(k)    Force Majeure. No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.
(l)    Assignment and Successors. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties, subject to such assignee’s compliance with Patriot Act requirements and the consent of the Escrow Agent. Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties to this Agreement.
(m)    Tax Reporting Information and Certification of Tax Identification Numbers. The Parties agree that, for tax reporting purposes, all interest on or other income, if any, attributable to any cash held in the Escrow Fund or any other cash amount held in escrow by the Escrow Agent pursuant to this Agreement shall be reportable to the Investors’ Representative, as income earned from the Escrow Fund by and allocable to the Investors whether or not said income has been distributed during such year. The Parties agree to provide the Escrow Agent with certified tax identification numbers by completing, signing and returning a Form W-9 or Form W-8BEN, as applicable, and any other forms and documents that the Escrow Agent may reasonably request (collectively, “Tax Reporting Documentation”) to the Escrow Agent prior to the execution of this Agreement. The Parties understand that, if such Tax Reporting Documentation is not so furnished to the Escrow Agent, the Escrow Agent shall be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the investment of monies or other property held by the Escrow Agent pursuant to this Agreement, and to immediately remit such withholding to the Internal Revenue Service. The sole tax reporting obligation of the Escrow Agent shall be to file a Form 1099 INT or 1042S (as applicable) with the Internal Revenue Service with respect to interest earnings on cash amounts to the Investors’ Representative. The Parties hereby represent to the Escrow Agent that no other tax reporting of any kind is required given the underlying transaction giving rise to this Agreement.

Exhibit 10.2

(n)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
[SIGNATURE PAGE FOLLOWS]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have duly caused this Escrow Agreement to be executed as of the day and year first above written.

“Seelos”
Seelos Therapeutics, Inc., a Delaware corporation

By:__________________________________ Name: Raj Mehra, Ph.D. Title: Chief Executive Officer

Exhibit 10.2

IN WITNESS WHEREOF, the parties have duly caused this Escrow Agreement to be executed as of the day and year first above written.

“Apricus”
Apricus Biosciences, Inc., a Nevada corporation

By:__________________________________ Name: Title:

Exhibit 10.2

IN WITNESS WHEREOF, the parties have duly caused this Escrow Agreement to be executed as of the day and year first above written.

“Escrow Agent”
Wilmington Trust N.A. a national banking association

By:__________________________________ Name: Title:

Exhibit 10.2

IN WITNESS WHEREOF, the parties have duly caused this Escrow Agreement to be executed as of the day and year first above written.

“Investors’ Representative”
[●]

By:__________________________________ Name: Title:

Exhibit 10.2

EXHIBIT A

INVESTORS

Investor	Pro Rata Interest in Escrow Shares	Number of Escrow Shares	Address, Facsimile Number and E-mail	Legal Representative’s address, Facsimile Number and E-mail

TOTAL	100%

Exhibit 10.2

EXHIBIT B-1
CERTIFICATE AS TO AUTHORIZED REPRESENTATIVES OF THE COMPANY

SEELOS THERAPEUTICS, INC. (the “Company”) hereby designates each of the following persons as its Authorized Representatives for purposes of this Agreement, and confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative is authorized to initiate and approve transactions of all types for the Escrow Account established under the Agreement to which this EXHIBIT B-1 is attached, on behalf of the Company.

Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all applicable telephone numbers.
E-mail (required): If more than one, list all applicable email addresses.

Additional Email Addresses:
The following additional email addresses also may be used by Escrow Agent to verify the email address used to send any notice to Escrow Agent:
Email 1:
Email 2:
Email 3:

COMPLETE BELOW TO UPDATE EXHIBIT B-1
If the Company wishes to update this EXHIBIT B-1, the Company must complete, sign and send to Escrow Agent an updated copy of this EXHIBIT B-1 with such changes. Any updated EXHIBIT B-1 shall be effective once signed by the Company and Escrow Agent and shall entirely supersede and replace any prior EXHIBIT B-1 to this Agreement.

SEELOS THERAPEUTICS, INC.

By:_________________________
Name:    Raj Mehra, Ph.D.
Title:    President and Chief Executive Officer
Date:

Exhibit 10.2

WILMINGTON TRUST N.A. (as Escrow Agent)

By:_________________________
Name:
Title:
Date:

Exhibit 10.2

EXHIBIT B-2
CERTIFICATE AS TO AUTHORIZED REPRESENTATIVES OF THE INVESTORS’ REPRESENTATIVE

The Investors’ Representative designates each of the following persons as its Authorized Representatives for purposes of this Agreement, and confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative is authorized to initiate and approve transactions of all types for the Escrow Account established under the Agreement to which this EXHIBIT B-2 is attached, on behalf of the Investors’ Representative.

Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all applicable telephone numbers.
E-mail (required): If more than one, list all applicable email addresses.

Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all applicable telephone numbers.
E-mail (required): If more than one, list all applicable email addresses.

The following additional email addresses also may be used by Escrow Agent to verify the email address used to send any notice to Escrow Agent:
Email 1:
Email 2:
Email 3:

COMPLETE BELOW TO UPDATE EXHIBIT B-2

Exhibit 10.2

If the Investors’ Representative wishes to update this EXHIBIT B-2, the Investors’ Representative must complete, sign and send to Escrow Agent an updated copy of this EXHIBIT B-2 with such changes. Any updated EXHIBIT B-2 shall be effective once signed by the Investors’ Representative and the Escrow Agent and shall entirely supersede and replace any prior EXHIBIT B-2 to this Agreement.

[Investors’ Representative Name]

By:_________________________
Name:
Title:
Date:

WILMINGTON TRUST N.A.

By:_________________________
Name:
Title:
Date:

Exhibit 10.2

EXHIBIT C

ESCROW AGENT SCHEDULE OF FEES

Exhibit 10.2

EXHIBIT D

FORM OF INSTRUCTIONS

25